UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2018

Intra-Cellular Therapies, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36274

Delaware	36-4742850
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

430 East 29th Street

New York, New York 10016

(Address of principal executive offices, including zip code)

(646) 440-9333

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 18, 2018, the stockholders of Intra-Cellular Therapies, Inc. (the “Company”) approved the Intra-Cellular Therapies, Inc. 2018 Equity Incentive Plan (the “2018 Plan”).

The maximum number of shares reserved for issuance under the 2018 Plan is equal to the sum of (i) 4,750,000 shares, (ii) the number of unallocated shares available for grant under the Company’s Amended and Restated 2013 Equity Incentive Plan as of the effective date of the 2018 Plan, and (iii) certain shares subject to outstanding stock awards granted under the Company’s 2003 Equity Incentive Plan that may become available for issuance under the 2018 Plan, as such shares become available from time to time. The following types of awards may be issued under the 2018 Plan: (i) incentive stock options; (ii) nonstatutory stock options; (iii) restricted stock awards; (iv) restricted stock unit awards; and (v) other types of stock-based compensation, including but not limited to stock appreciation rights.

A detailed summary of the material features of the 2018 Plan is set forth in the Company’s definitive proxy statement for its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) filed with the Securities and Exchange Commission on April 27, 2018. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2018 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

(a) On June 18, 2018, the Company held its Annual Meeting. Of 54,696,380 shares of common stock issued and outstanding and eligible to vote as of the record date of April 26, 2018, a quorum of 47,420,664 shares, or 86.70% of the eligible shares, was present in person or represented by proxy.

(b) The following actions were taken at such meeting:

1. The following nominees were reelected to serve on the Company’s Board of Directors as Class 2 Directors until the Company’s 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christopher Alafi, Ph.D.	42,080,343	319,091	5,021,230
Joel S. Marcus	41,157,255	1,242,179	5,021,230

2. Approval of the Company’s 2018 Equity Incentive Plan, based on the following results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,249,352	1,133,132	16,950	5,021,230

3. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified, based on the following results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,076,673	340,566	3,425	0

4. Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,940,632	351,374	107,428	5,021,230

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Intra-Cellular Therapies, Inc. 2018 Equity Incentive Plan

10.2	Form of Stock Option Agreement under the 2018 Equity Incentive Plan

10.3	Form of Director Stock Option Agreement under the 2018 Equity Incentive Plan

10.4	Form of Restricted Stock Unit Agreement under the 2018 Equity Incentive Plan

10.5	Form of Director Restricted Stock Unit Agreement under the 2018 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTRA-CELLULAR THERAPIES, INC.

By:	/s/ Lawrence J. Hineline
Lawrence J. Hineline
Vice President of Finance and Chief Financial Officer

Date: June 21, 2018